050105

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Articles of Organization
Limited-Liability Company
(PURSUANT TO NRS CHAPTER 86)

Filed in the office of	
Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20150252310-11**
	Filing Date and Time **06/03/2015 9:50 AM**
	Entity Number **E0273322015-8**

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)
WORLD TREE COP 2015, LLC
☐ Check box if a Series Limited-Liability Company
☐ Check box if a Restricted Limited-Liability Company

2. Registered Agent for Service of Process: (check only one box)
☒ Commercial Registered Agent: MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION
Name
☐ Noncommercial Registered Agent (name and address below) **OR** ☐ Office or Position with Entity (name and address below)
Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity
Street Address | City | Nevada | Zip Code
Mailing Address (if different from street address) | City | Nevada | Zip Code

3. Dissolution Date: (optional)
Latest date upon which the company is to dissolve (if existence is not perpetual):

4. Management: (required)
Company shall be managed by: ☒ Manager(s) **OR** ☐ Member(s) (check only one box)

5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)

1) WORLD TREE TECHNOLOGIES INC.
Name
550 WEST BASELINE ROAD, SUITE 102-199 | MESA | AZ | 85210
Street Address | City | State | Zip Code

2)
Name
Street Address | City | State | Zip Code

3)
Name
Street Address | City | State | Zip Code

6. Effective Date and Time: (optional)
Effective Date: Effective Time:

7. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)
I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.
BRIAN C MCQUAID
Name
X BRIAN C MCQUAID
Organizer Signature
4785 CAUGHLIN PARKWAY | RENO | NV | 89519
Address | City | State | Zip Code

8. Certificate of Acceptance of Appointment of Registered Agent:
I hereby accept appointment as Registered Agent for the above named Entity.
X MAUPIN, COX & LEGOY, A PROFESSIONAL CORPORATION
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity
6/3/2015
Date

This form must be accompanied by appropriate fees.

091203

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20160412120-39**
	Filing Date and Time **09/19/2016 12:00 PM**
	Entity Number **E0273322015-8**

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

WORLD TREE COP 2015, LLC

2. The company is managed by: [X] Managers **OR** [ ] Members *(check only one box)*

3. The articles have been amended as follows: (provide article numbers, if available)*

Article 1 is hereby amended to change the name of the LLC to:

WORLD TREE COP USA LLC

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature (must be signed by at least one manager or by a managing member):

X ______________________
Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co."

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

091203

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

Filed in the office of	Document Number
Barbara K. Cegavske	20190176452-87
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time: 04/23/2019 3:42 PM
	Entity Number: E0273322015-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

World Tree COP USA, LLC

2. The company is managed by: [X] Managers **OR** [ ] Members
(check only one box)

3. The articles have been amended as follows: (provide article numbers, if available)*

Article 1. Name of limited-liability company:

World Tree USA, LLC

4. Effective date and time of filing: (optional) Date: 04/24/2019 Time: 9:00 AM
(must not be later than 90 days after the certificate is filed)

5. Signature (must be signed by at least one manager or by a managing member):

X

Signature

* 1) If amending company name, it must contain the words **"Limited-Liability Company," "Limited Company,"** or **"Limited,"** or the abbreviations **"Ltd.," "L.L.C.,"** or **"L.C.," "LLC"** or **"LC."** The word **"Company"** may be abbreviated as **"Co."**

2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.